Narrative for the Hypothetical Illustration 1

I.   The  guaranteed  illustrated  values  for the fifth  policy  year have been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a level death benefit of $150,000.

Cash Value:
Cash Value at the end of contact year 4                                $3,630.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $460.08
-
Mortality and Expense Charge***                                           $43.61
+
Hypothetical Rate of Return****                                          $(41.35)
=
Cash Value at the end of contract year 5                               $4,571.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The charge at the end of each Month is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 1        $38.27
 2        $38.28
 3        $38.29
 4        $38.31
 5        $38.32
 6        $38.33
 7        $38.35
 8        $38.36
 9        $38.37
 10       $38.39
 11       $38.40
 12       $38.41

 Total   $460.08

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 1        $3.84
 2        $3.80
 3        $3.76
 4        $3.73
 5        $3.69
 6        $3.65
 7        $3.62
 8        $3.58
 9        $3.54
 10       $3.50
 11       $3.47
 12       $3.43

 Total   $43.61

**** The  hypothetical  rate of return is 0%. The average annual  portfolio fees and expenses are .85%. The average  annual  portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all  sub-accounts.  The monthly fees and expenses for the 5th year are:

Month   Monthly Charge
 1        ($3.64)
 2        ($3.60)
 3        ($3.57)
 4        ($3.53)
 5        ($3.50)
 6        ($3.46)
 7        ($3.43)
 8        ($3.39)
 9        ($3.36)
 10       ($3.32)
 11       ($3.29)
 12       ($3.25)

 Total   ($41.35)

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Death Benefit:

Cash Value at the end of contract year 5                               $4,571.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $3,150.00

Note:  The surrender value calculation would not differ for other years.

II.  The  current  illustrated  values  for the  fifth  policy  year  have  been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a level death benefit of $150,000.

Cash Value:
Cash Value at the end of contact year 4                                $3,659.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $430.91
-
Mortality and Expense Charge***                                           $36.71
+
Hypothetical Rate of Return****                                          $(41.77)
=
Cash Value at the end of contract year 5                               $4,636.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The end of the Month charge is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 1        $35.85
 2        $35.86
 3        $35.87
 4        $35.88
 5        $35.89
 6        $35.90
 7        $35.91
 8        $35.93
 9        $35.94
 10       $35.95
 11       $35.96
 12       $35.97

 Total    $430.91

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 1        $3.22
 2        $3.19
 3        $3.16
 4        $3.13
 5        $3.10
 6        $3.07
 7        $3.04
 8        $3.02
 9        $2.99
 10       $2.96
 11       $2.93
 12       $2.90

 Total    $36.71

**** The  hypothetical  rate of return is 0%. The average annual  portfolio fees and expenses are .85%. The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 1        (3.66)
 2        (3.63)
 3        (3.60)
 4        (3.56)
 5        (3.53)
 6        (3.50)
 7        (3.46)
 8        (3.43)
 9        (3.40)
 10       (3.36)
 11       (3.33)
 12       (3.30)

 Total   (41.77)

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $4,636.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $3,215.00

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 2

I.   The  guaranteed  illustrated  values  for the fifth  policy  year have been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a level death benefit of $150,000.

Cash Value:
Cash Value at the end of contact year 4                                $4,270.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $457.57
-
Mortality and Expense Charge***                                           $50.70
+
Hypothetical Rate of Return****                                          $283.51
=
Cash Value at the end of contract year 5                               $5,531.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The charge at the end of each Month is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 13       $38.10
 14       $38.10
 15       $38.11
 16       $38.12
 17       $38.12
 18       $38.13
 19       $38.13
 20       $38.14
 21       $38.15
 22       $38.15
 23       $38.16
 24       $38.16

 Total   $457.57

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 13       $4.32
 14       $4.30
 15       $4.28
 16       $4.27
 17       $4.25
 18       $4.23
 19       $4.22
 20       $4.20
 21       $4.18
 22       $4.17
 23       $4.15
 24       $4.13

 Total   $50.70

**** The  hypothetical  rate of return is 6%. The average annual  portfolio fees and expenses are .85%. The average  annual  portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all  sub-accounts.  The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 13       $24.15
 14       $24.05
 15       $23.96
 16       $23.86
 17       $23.77
 18       $23.68
 19       $23.58
 20       $23.48
 21       $23.39
 22       $23.29
 23       $23.20
 24       $23.10

 Total   $283.51

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $5,531.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,110.00

Note:  The surrender value calculation would not differ for other years.

II.  The  current  illustrated  values  for the  fifth  policy  year  have  been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a level death benefit of $150,000.

Cash Value:
Cash Value at the end of contact year 4                                $4,303.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $428.53
-
Mortality and Expense Charge***                                           $42.66
+
Hypothetical Rate of Return****                                          $286.14
=
Cash Value at the end of contract year 5                               $5,604.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The end of the Month charge is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 13       $35.69
 14       $35.69
 15       $35.69
 16       $35.70
 17       $35.70
 18       $35.71
 19       $35.71
 20       $35.72
 21       $35.72
 22       $35.73
 23       $35.73
 24       $35.74

 Total   $428.53

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 13       $3.62
 14       $3.61
 15       $3.60
 16       $3.59
 17       $3.57
 18       $3.56
 19       $3.55
 20       $3.54
 21       $3.52
 22       $3.51
 23       $3.50
 24       $3.49

 Total   $42.66

**** The  hypothetical  rate of return is 6%. The average annual  portfolio fees and expenses are .85%. The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 13       $24.29
 14       $24.22
 15       $24.14
 16       $24.06
 17       $23.97
 18       $23.88
 19       $23.80
 20       $23.72
 21       $23.64
 22       $23.55
 23       $23.48
 24       $23.39

 Total   $286.14

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $5,604.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,183.00

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 3

I.   The  guaranteed  illustrated  values  for the fifth  policy  year have been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a level death benefit of $150,000.

Cash Value:
Cash Value at the end of contact year 4                                $4,743.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $455.69
-
Mortality and Expense Charge***                                           $56.03
+
Hypothetical Rate of Return****                                          $547.03
=
Cash Value at the end of contract year 5                               $6,265.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The charge at the end of each Month is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 25       $37.97
 26       $37.97
 27       $37.97
 28       $37.97
 29       $37.97
 30       $37.97
 31       $37.97
 32       $37.98
 33       $37.98
 34       $37.98
 35       $37.98
 36       $37.98

 Total   $455.69

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 25       $4.67
 26       $4.67
 27       $4.67
 28       $4.67
 29       $4.67
 30       $4.67
 31       $4.67
 32       $4.67
 33       $4.67
 34       $4.67
 35       $4.67
 36       $4.66

 Total   $56.03

**** The  hypothetical  rate of return is 10%. The average annual portfolio fees and expenses are .85%. The average  annual  portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all  sub-accounts.  The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 25       $45.63
 26       $45.62
 27       $45.61
 28       $45.61
 29       $45.60
 30       $45.59
 31       $45.58
 32       $45.57
 33       $45.57
 34       $45.56
 35       $45.55
 36       $45.54

 Total   $547.03

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $6,265.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of contract year 5                          $4,844.00

Note:  The surrender value calculation would not differ for other years.

II.  The  current  illustrated  values  for the  fifth  policy  year  have  been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a level death benefit of $150,000.

Cash Value:
Cash Value at the end of contact year 4                                $4,778.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $426.76
-
Mortality and Expense Charge***                                           $47.12
+
Hypothetical Rate of Return****                                          $552.12
=
Cash Value at the end of contract year 5                               $6,343.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The end of the Month charge is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 25       $35.57
 26       $35.57
 27       $35.57
 28       $35.57
 29       $35.56
 30       $35.56
 31       $35.56
 32       $35.56
 33       $35.56
 34       $35.56
 35       $35.56
 36       $35.56

 Total   $426.76

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 25       $3.92
 26       $3.92
 27       $3.92
 28       $3.92
 29       $3.92
 30       $3.93
 31       $3.93
 32       $3.93
 33       $3.93
 34       $3.93
 35       $3.93
 36       $3.94

 Total   $47.12

**** The  hypothetical  rate of return is 10%. The average annual portfolio fees and expenses are .85%. The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 25       $45.91
 26       $45.93
 27       $45.95
 28       $45.96
 29       $45.98
 30       $46.00
 31       $46.02
 32       $46.04
 33       $46.06
 34       $46.07
 35       $46.09
 36       $46.11

 Total   $552.12

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $6,343.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,922.00

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 4

I.   The  guaranteed  illustrated  values  for the fifth  policy  year have been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a variable death benefit.

Cash Value:
Cash Value at the end of contact year 4                                $3,603.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $475.44
-
Mortality and Expense Charge***                                           $43.29
+
Hypothetical Rate of Return****                                          $(41.35)
=
Cash Value at the end of contract year 5                               $4,529.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The charge at the end of each Month is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 37       $39.62
 38       $39.62
 39       $39.62
 40       $39.62
 41       $39.62
 42       $39.62
 43       $39.62
 44       $39.62
 45       $39.62
 46       $39.62
 47       $39.62
 48       $39.62

 Total   $475.44

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 37       $3.82
 38       $3.78
 39       $3.74
 40       $3.70
 41       $3.66
 42       $3.63
 43       $3.59
 44       $3.55
 45       $3.51
 46       $3.47
 47       $3.44
 48       $3.49

 Total   $43.29

**** The  hypothetical  rate of return is 0%. The average annual  portfolio fees and expenses are .85%. The average  annual  portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all  sub-accounts.  The monthly fees and expenses for the 5th year are:

Month   Monthly Charge
 37       ($3.64)
 38       ($3.60)
 39       ($3.57)
 40       ($3.53)
 41       ($3.50)
 42       ($3.46)
 43       ($3.43)
 44       ($3.39)
 45       ($3.36)
 46       ($3.32)
 47       ($3.29)
 48       ($3.25)

 Total   ($41.35)

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $4,529.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $3,108.00

Note:  The surrender value calculation would not differ for other years.

II.  The  current  illustrated  values  for the  fifth  policy  year  have  been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a variable death benefit.

Cash Value:
Cash Value at the end of contact year 4                                $3,632.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $445.44
-
Mortality and Expense Charge***                                           $36.42
+
Hypothetical Rate of Return****                                          $(41.46)
=
Cash Value at the end of contract year 5                               $4,595.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The end of the Month charge is $4.00.

The Cost of  Insurance  Charge  is an end of the Month  deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 37       $37.12
 38       $37.12
 39       $37.12
 40       $37.12
 41       $37.12
 42       $37.12
 43       $37.12
 44       $37.12
 45       $37.12
 46       $37.12
 47       $37.12
 48       $37.12

 Total   $445.44

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 37       $3.20
 38       $3.17
 39       $3.14
 40       $3.11
 41       $3.08
 42       $3.05
 43       $3.02
 44       $2.99
 45       $2.96
 46       $2.93
 47       $2.90
 48       $2.87

 Total   $36.42

**** The  hypothetical  rate of return is 0%. The average annual  portfolio fees and expenses are .85%. The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 37       ($3.64)
 38       ($3.61)
 39       ($3.57)
 40       ($3.54)
 41       ($3.51)
 42       ($3.47)
 43       ($3.44)
 44       ($3.40)
 45       ($3.37)
 46       ($3.34)
 47       ($3.30)
 48       ($3.27)

 Total    (41.46)

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $4,636.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $3,174.00

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 3

I.   The  guaranteed  illustrated  values  for the fifth  policy  year have been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a variable death benefit.

Cash Value:
Cash Value at the end of contact year 4                                $4,237.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $475.44
-
Mortality and Expense Charge***                                           $50.31
+
Hypothetical Rate of Return****                                          $281.34
=
Cash Value at the end of contract year 5                               $5,479.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The charge at the end of each Month is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 49       $39.62
 50       $39.62
 51       $39.62
 52       $39.62
 53       $39.62
 54       $39.62
 55       $39.62
 56       $39.62
 57       $39.62
 58       $39.62
 59       $39.62
 60       $39.62
 61

 Total   $475.44

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 49       $4.29
 50       $4.27
 51       $4.26
 52       $4.24
 53       $4.22
 54       $4.20
 55       $4.18
 56       $4.17
 57       $4.15
 58       $4.13
 59       $4.11
 60       $4.09

 Total   $50.31

**** The  hypothetical  rate of return is 6%. The average annual  portfolio fees and expenses are .85%. The average  annual  portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all  sub-accounts.  The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 49       $24.00
 50       $23.90
 51       $23.80
 52       $23.70
 53       $23.60
 54       $23.50
 55       $23.40
 56       $23.29
 57       $23.19
 58       $23.09
 59       $22.99
 60       $22.88

 Total   $281.34

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $5,553.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,132.00

Note:  The surrender value calculation would not differ for other years.

II.  The  current  illustrated  values  for the  fifth  policy  year  have  been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a variable death benefit.

Cash Value:
Cash Value at the end of contact year 4                                $4,270.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $445.44
-
Mortality and Expense Charge***                                           $42.35
+
Hypothetical Rate of Return****                                          $284.12
=
Cash Value at the end of contract year 5                               $5,553.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The end of the Month charge is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 49       $37.12
 50       $37.12
 51       $37.12
 52       $37.12
 53       $37.12
 54       $37.12
 55       $37.12
 56       $37.12
 57       $37.12
 58       $37.12
 59       $37.12
 60       $37.12
 61

 Total   $445.44

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 49       $3.60
 50       $3.59
 51       $3.57
 52       $3.56
 53       $3.55
 54       $3.54
 55       $3.52
 56       $3.51
 57       $3.50
 58       $3.48
 59       $3.47
 60       $3.46

 Total   $42.35

**** The  hypothetical  rate of return is 6%. The average annual  portfolio fees and expenses are .85%. The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 49       $24.16
 50       $24.07
 51       $23.98
 52       $23.90
 53       $23.81
 54       $23.72
 55       $23.63
 56       $23.55
 57       $23.46
 58       $23.37
 59       $23.28
 60       $23.19

 Total   $284.12

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $5,553.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,132.00

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 6

I.   The  guaranteed  illustrated  values  for the fifth  policy  year have been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a variable death benefit.

Cash Value:
Cash Value at the end of contact year 4                                $4,707.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $475.44
-
Mortality and Expense Charge***                                           $55.58
+
Hypothetical Rate of Return****                                          $542.75
=
Cash Value at the end of contract year 5                               $6,205.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The charge at the end of each Month is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 62       $39.62
 63       $39.62
 64       $39.62
 65       $39.62
 66       $39.62
 67       $39.62
 68       $39.62
 69       $39.62
 70       $39.62
 71       $39.62
 72       $39.62
 73       $39.62

 Total   $475.44

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month  Monthly Charge
 61       $4.64
 62       $4.64
 63       $4.64
 64       $4.64
 65       $4.64
 66       $4.63
 67       $4.63
 68       $4.63
 69       $4.63
 70       $4.62
 71       $4.62
 72       $4.62

 Total   $55.58

**** The  hypothetical  rate of return is 10%. The average annual portfolio fees and expenses are .85%. The average  annual  portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all  sub-accounts.  The monthly fees and expenses for the 5th year are:

Month  Monthly Charge
 61       $45.35
 62       $45.33
 63       $45.31
 64       $45.28
 65       $45.26
 66       $45.24
 67       $45.22
 68       $45.20
 69       $45.17
 70       $45.15
 71       $45.13
 72       $45.11

 Total   $542.75

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $6,205.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,784.00

Note: The surrender value calculation would not differ for other years.

II.  The  current  illustrated  values  for the  fifth  policy  year  have  been calculated in the following manner:

Premium Outlay:
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
The death benefit is a variable death benefit.

Cash Value:
Cash Value at the end of contact year 4                                $4,742.00
+
Premium at the beginning of Month 1 in the 4th year*                   $1,582.00
-
Sales Expense Charge**                                                    $47.46
-
Administrative Charge (Accumulated charges for the 5th year)***           $48.00
-
Cost of Insurance Charge***                                              $445.44
-
Mortality and Expense Charge***                                           $46.79
+
Hypothetical Rate of Return****                                          $547.91
=
Cash Value at the end of contract year 5                               $6,284.00
(Round to the nearest dollar)

*    The premium is an annual  premium.  We assume the premium to be paid at the beginning of Month 1 in each year.

**   Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5th contract year.

***  The  Administrative  Charge is an end of the Month deduction from the Cash
     Value. The end of the Month charge is $4.00.

The Cost of  Insurance  Charge  is an end of the Month deduction  from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 62       $37.12
 63       $37.12
 64       $37.12
 65       $37.12
 66       $37.12
 67       $37.12
 68       $37.12
 69       $37.12
 70       $37.12
 71       $37.12
 72       $37.12
 73       $37.12

 Total   $445.44

The Mortality and Expense Charge is an end of the Month deduction from the Cash
Value. The end of the Month charges for the 5th year are:

Month   Monthly Charge
 61       $3.89
 62       $3.90
 63       $3.90
 64       $3.90
 65       $3.90
 66       $3.90
 67       $3.90
 68       $3.90
 69       $3.90
 70       $3.90
 71       $3.90
 72       $3.90

 Total    $46.79

**** The  hypothetical  rate of return is 10%. The average annual portfolio fees and expenses are .85%. The monthly fees and expenses for the 5th year are:

Month   Monthly Charge
 61       $45.63
 62       $45.64
 63       $45.64
 64       $45.65
 65       $45.65
 66       $45.66
 67       $45.66
 68       $45.67
 69       $45.67
 70       $45.68
 71       $45.68
 72       $45.68

 Total   $547.91

Note:The  calculations  would  differ  for the first 36 months  due to a monthly issue and expense charge.

Surrender Value:

Cash Value at the end of contract year 5                               $6,284.00
-
The surrender charge for the 5th year                                  $1,421.00
=
Surrender Value at the end of  contract year 5                         $4,863.00

Note: The surrender value calculation would not differ for other years.